UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

N/A

(Former name or former address, if changed since last report)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 Gateway Drive, Suite 110

San Mateo, California 94404

(Address of principal executive offices) (Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of New Directors.

On June 2, 2021, Sierra Oncology, Inc.’s (the “Company”) board of directors (the “Board”) increased the size of the board from nine members to eleven members and appointed: (i) Georgia Erbez to serve as a Class II director on the Board for a term expiring at the 2023 annual meeting of the Company’s stockholders or upon the earlier of her death, resignation or removal from office or the election and qualification of a successor; and (ii) Christy Oliger to serve as a Class I director on the board for a term expiring at the 2022 annual meeting of the Company’s stockholders or upon the earlier of her death, resignation or removal from office or the election and qualification of a successor. The Board also appointed Ms. Erbez to the Audit Committee of the Board and appointed Ms. Oliger to the Commercialization Committee of the Board (as discussed in further detail in Item 8.01 below).

Ms. Erbez has been the Chief Financial Officer of Harpoon Therapeutics, Inc. since October 2018. From September 2016 to May 2018, Ms. Erbez served as the Chief Business Officer and Chief Financial Officer at Zosano Pharma Corp., a pharmaceutical company, after serving as its Interim Chief Financial Officer from June 2016 to September 2016. Ms. Erbez also served as the Senior Vice President and Chief Financial Officer at Revolution Medicines, a biotechnology company, from May 2016 to September 2016, the Executive Vice President and Chief Financial Officer at Asterias Biotherapeutics, a biotechnology company, from November 2015 to March 2016, and the Chief Financial Officer at Raptor Pharmaceuticals, a pharmaceutical company, from September 2012 to November 2014. From November 2014 to October 2018, Ms. Erbez was also a Managing Director at Axiom Financial Partners, a life sciences consulting firm. Ms. Erbez served as a member of the board of directors of Artelo Biosciences, a biopharmaceutical company, from September 2017 to December 2019. Ms. Erbez holds a B.A. in International Relations, with an emphasis in Economics, from the University of California, Davis.

Ms. Oliger has served as a member of the board of directors of Karyopharm Therapeutics Inc., a pharmaceutical company, since August 2020 and a board member of Reata Pharmaceuticals, Inc., a biopharmaceutical company, since April 2021. Ms. Oliger worked at Genentech, Inc. a biotechnology company, from February 2000 to July 2020, in various leadership roles including most recently as Senior Vice President of the Oncology business unit from January 2017 to July 2020 and Senior Vice President, Neuroscience and Rare Diseases business unit. Prior to Genentech, Ms. Oliger held management positions at Schering-Plough. Ms. Oliger holds a bachelor’s degree in Economics from the University of California at Santa Barbara.

Effective as of June 2, 2021 (the “Grant Date”), Ms. Erbez and Ms. Oliger will each be granted a stock option to purchase 18,000 shares of the Company’s common stock at an exercise price equal to the closing sale price of the common stock as reported by The Nasdaq Global Market on such date, which will vest at the rate of 2.778% monthly, beginning on the one-month anniversary the Grant Date, with 100% vested on the three-year anniversary of the Grant Date, subject to her continued service to the Company on each vesting date. In addition, each director will receive an annual director retainer of $40,000, Ms. Erbez will receive an annual payment of $8,000 to serve on the Company’s Audit Committee and Ms. Oliger will receive an annual payment of $5,000 to serve on the Company’s Commercialization Committee (as discussed in further detail in Item 8.01 below).

There are no arrangements or understandings between Mses. Erbez and Oliger and any other persons pursuant to their respective appointments, no family relationships between Ms. Erbez and any director or executive officer of the Company, and neither Mses. Erbez or Oliger have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, each of Mses. Erbez and Oliger has entered into the Company’s standard indemnification agreement in the form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 12, 2015 and incorporated by reference herein.

Item 8.01	Other Events.

As of June 1, 2021, the Company achieved the target enrollment of 180 subjects in its MOMENTUM clinical trial and has stopped screening new subjects. The Company will continue to enroll subjects already in screening as of June 1, 2021 and expects enrollment to be complete by mid-June 2021.

On June 2, 2021, the Board established a Commercialization Committee for the purpose of preparing for the advising management as the Company prepares for the potential commercialization of momelotinib. The members of the Commercialization Committee are Craig Collard, Christy Oliger, and Mona Ayisha, with Craig Collard as the Chair of the Commercialization Committee. Each member of the Commercialization Committee will receive an annual retainer of $5,000, except that the Chair of the Commercialization Committee will receive an annual retainer of $10,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 3, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws including but not limited to statements regarding the timing of the completion of enrollment of the Company’s MOMENTUM trial. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission from time to time. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

By:	/s/ Christina Thomson
Christina Thomson General Counsel and Corporate Secretary

Date: June 3, 2021